Exhibit 10.8

NICHOLAS FINANCIAL, INC.
Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:
By:	By:
Date:	Date:

DEALER NAME
#1 USA AUTO MARKET LLC
12K & UNDER MOTORS
1ST CHOICE AUTO BROKERS LLC
1ST CHOICE AUTO SALES INC
1ST CHOICE CAROLINA CARS
1ST CHOICE MOTORS
1ST CLASS AUTO SALES
1ST STOP MOTORS INC
247 AUTO SALES
27 MOTORS
2ND CHANCE AUTO OF ALABAMA LLC
301CARSALES.COM
31 W AUTO BROKERS INC
3J AUTO SALES
40 HIGHWAY AUTO SALES LLC
4042 MOTORS LLC
4042 MOTORSPORTS LLC
5 POINTS AUTO MASTERS
5 STAR AUTO SALES
5 STAR AUTO SALES
5 STAR INDY AUTO LLC
60 WEST AUTO SALES LLC
83 AUTO SALES LLC
A & D MOTORS, INC.
A & S GRAND AVE
A 1 AUTO SALES INC
A LOT OF USED CARS
A LUXURY AUTO
A PLUS CAR SALES & RENTALS INC
A.R.J.‘S AUTO SALES, INC
A-1 AUTO GROUP LLC
A1 MOTORS INC
A1 MOTORS LLC
AAA AUTOMOTIVE LLC
AAA MOTORS, INC.
AAB INTERNATIONAL AUTO SALES
AACC AUTO CAR SALES, INC
ABBY’S AUTOS, INC.
ABERNETHY CHRYSLER JEEP DODGE
ACCURATE AUTOMOTIVE OF
ACTIVE AUTO SALES
ADAMSON FORD LLC

ADS AUTO DISCOUNT SALES INC
ADVANCE AUTO WHOLESALE, INC.
DEALER NAME
ADVANCED AUTO & TRUCK
ADVANCED AUTO BROKERS, INC.
ADVENTURE SUBARU LLC
AFFORDABLE AUTO MOTORS, INC
AFFORDABLE AUTO SALES
AIRPORT CHRYSLER DODGE JEEP
AJ’S AUTO
AK IMPORTS AUTO SALES
AL PIEMONTE SUZUKI INC
ALABAMA DIRECT AUTO
ALFA AUTO MALL LLC
ALFA MOTORS
ALL ABOUT AUTO’S INC
ALL AMERICAN AUTO MART
ALL CARS LLC
ALL IN ONE AUTOMOTIVE GROUP
ALL SEASON AUTO SALES LLC
ALL STAR AUTO SALES
ALL STAR DODGE CHRYSLER JEEP
ALL STAR MOTORS INC
ALLAN VIGIL FORD
ALLANS SHOWCASE
ALLEN TURNER AUTOMOTIVE
ALLIANCE AUTO SALES LTD
ALLSTAR MOTORS, INC.
ALMA CHEVROLET BUICK GMC
ALPHA MOTORS LLC
AL’S AUTO MART
ALTERNATIVES
ALWAYS APPROVED AUTO LLC
AMERICAN AUTO SALES OF CLOVER
AMERICAN AUTO SALES WHOLESALE
AMERICAN PRESTIGE AUTOS INC
AMERICAN SALES & LEASING INC
AMERIFIRST AUTO CENTER, INC.
AMG AUTO SALES INC
AMS CARS
ANDERSON MOTORS
ANDY MOHR BUICK PONTIAC GMC
ANDY MOHR CHEVROLET, INC.
ANDY MOHR FORD, INC.
ANDY MOHR TOYOTA

ANDYS AUTO SALES
ANGRY CARS
DEALER NAME
ANSWER ONE MOTORS
ANTHONY PONTIAC GMC BUICK INC
ANTHONY WAYNE AUTO SALES
ANTIQUE MOTORS
APPROVAL AUTO CREDIT INC.
AR MOTORSPORTS INC
ARAK AUTO SALES & SERVICES INC
ARB WHOLESALE CARS INC
ARC AUTO LLC
ARCH AUTO SALES
ARDMORE AUTO SALES LLC
ARENA AUTO SALES
ARES FINANCIAL SERVICES LLC
ARMSTRONG FORD OF HOMESTEAD
ASHEBORO HONDA MAZDA
ATA TRUCK & AUTO SALES
ATCHINSON FORD SALES
ATL AUTO TRADE INC
ATL AUTOS .COM
ATLANTA BEST USED CARS LLC
ATLANTA LUXURY MOTORS INC
ATLANTA UNIQUE AUTO SALES INC
ATLANTA USED CARS CENTER, INC
ATLANTIS RENT A CAR AND
AUCTION DIRECT USA
AURORA MOTOR CARS
AUTO ACCEPTANCE CENTER
AUTO AMERICA
AUTO BANK
AUTO BANK OF KANSAS CITY INC
AUTO BANK, INC.
AUTO BROKERS, INC.
AUTO CENTERS NISSAN INC
AUTO CENTERS ST CHARLES LLC
AUTO CITY LLC
AUTO CLUB OF MIAMI
AUTO CONCEPTS
AUTO CREDIT
AUTO CREDIT & FINANCE CORP
AUTO DIRECT
AUTO DIRECT COLUMBUS OH
AUTO DIRECT PRE-OWNED

AUTO ENTERPRISE CO
AUTO EXCHANGE
DEALER NAME
AUTO EXCHANGE
AUTO EXCHANGE OF DURHAM
AUTO EXPRESS
AUTO EXPRESS CREDIT INC
AUTO EXPRESS ENTERPRISE INC
AUTO FINDERS, INC.
AUTO GALAXY INC
AUTO ICONS LLC
AUTO IMPORTS FL INC
AUTO IQ INC
AUTO LAND AUTO SALES INC
AUTO LIAISON INC
AUTO LIBERTY OF ARLINGTON
AUTO LINE, INC.
AUTO LIQUIDATORS OF TAMPA, INC
AUTO MALL OF TAMPA INC
AUTO MASTERS AUTO SALES LLC
AUTO MASTERS OF NASHVILLE LLC
AUTO MAX
AUTO MEGA STORE LLC
AUTO NETWORK OF THE TRIAD LLC
AUTO NETWORK, INC.
AUTO OPTION LLC
AUTO PARK CORPORATION
AUTO PASS SALES & SERVICE CORP
AUTO PLAZA USA
AUTO PLUS OF SMITHVILLE LLC
AUTO POINT USED CAR SALES
AUTO PORT
AUTO PROFESSION CAR SALES 2
AUTO PROFESSIONAL CAR SALES
AUTO RITE, INC
AUTO SALES OF WINTER GARDEN
AUTO SELECT
AUTO SELECT INC
AUTO SELECTION OF CHARLOTTE
AUTO SENSATION USA, INC.
AUTO SOURCE
AUTO SOURCE CAROLINA LLC
AUTO SPECIALISTS
AUTO SPORT, INC.
AUTO STOP INC

AUTO TRADEMARK
AUTO TRUST LLC
DEALER NAME
AUTO UNION OF MIAMI INC
AUTO VILLA
AUTO VILLA OUTLET
AUTO VILLA WEST
AUTO VILLAGE
AUTO WAREHOUSE INC
AUTO WEEKLY SPECIALS
AUTO WISE AUTO SALES
AUTO WORLD
AUTO WORLD
AUTOBRANCH
AUTODRIVE, LLC
AUTOLANTA COLLECTION
AUTOMAC USA INC
AUTOMALL 59
AUTOMART #1 LLC
AUTOMATCH USA LLC
AUTOMAX
AUTOMAX
AUTOMAX AUTO SALES INC
AUTOMAX CHRYSLER DODGE JEEP
AUTOMAX OF ANDERSON
AUTOMAX OF GREENVILLE
AUTOMOBILE COMMODITY LLC
AUTOMOTIVE DIRECT USA INC
AUTOMOTIVE GROUP OF OFALLON/CO
AUTONATION IMPORTS AUTO SALES
AUTONET GROUP LLC
AUTONOMICS
AUTOPLEX
AUTOPLEX IMPORT
AUTOQUICK, INC.
AUTORAMA PREOWNED CARS
AUTOS BEST INC
AUTOS DIRECT INC
AUTOS DIRECT ONLINE
AUTOS R US
AUTOSHOW SALES AND SERVICE
AUTOSPORTS
AUTOWAY CHEVROLET
AUTOWAY FORD OF BRADENTON
AUTOWORLD USA

AVENUE AUTO AND RV
AVERY AUTO SALES INC
DEALER NAME
AVIS FORD
AXELROD PONTIAC
B & B ELITE AUTO SALES LLC
B & W MOTORS
BAKER’S BODY SHOP
BALLAS BUICK GMC
BALLPARK AUTO LLC
BANK AUTO SALES
BARBIES AUTOS CORPORATION
BARGAIN SPOT CENTER
BARNES USED CARS LLC
BARRY BROWN MOTORS LLC
BARTOW FORD COMPANY
BARTS CAR STORE
BARTS CAR STORE INC
BARTS CAR STORE INC
BASELINE AUTO SALES, INC.
BATES FORD INC
BAUCOM MOTORS LLC
BEACH AUTO KINGS
BEACHSIDE RIDE
BEACHUM AND LEE FORD INC
BEAU TOWNSEND FORD
BEAU TOWNSEND NISSAN, INC.
BEDFORD AUTO WHOLESALE
BEECHMONT FORD
BEEJAY AUTO SALES INC
BEFORD AUTO
BEHLMANN BUICK GMC CADILLAC
BEHLMANN ST PETERS PREOWNED
BELAIR ROAD DISCOUNT AUTO
BELLS AUTO SALES
BELL’S AUTO SALES
BENJI AUTO SALES CORP
BENSON CADILLAC NISSAN, INC.
BENSON FORD MERCURY
BENSON HYUNDAI LLC
BENSON NISSAN
BEREA AUTO MALL
BERGER CHEVROLET
BERKELEY FORD
BESSEMER AL AUTOMOTIVE LLC

BEST AUTO SELECTION INC
BEST BUY AUTO MART LLC II
DEALER NAME BEST BUY AUTO SALES OF TAMPA
BEST BUY MOTORS LLC
BEST CARS KC INC
BEST CHEVROLET
BEST DEAL AUTO SALES
BEST KIA
BEST PRICE DEALER INC
BEST VALUE AUTO SALES INC
BESTWAY AUTO BROKERS LLC
BETTER AUTOMALL LLC
BEV SMITH KIA
BEXLEY MOTORCAR COMPANY LLC
BIARTI AUTO SALES LLC
BIG BLUE AUTOS, LLC
BIG BOYS TOYS FLORIDA LLC
BIG CHOICES AUTO SALES INC
BIG M CHEVROLET
BIG O DODGE OF GREENVILLE, INC
BILL BLACK CHEVROLET,
BILL ESTES CHEVROLET
BILL KAY FORD INC
BILL MAC DONALD FORD INC
BILL OWENS AUTO SALES
BILL STANFORD PONT CAD OLDS GM
BILLS & SON AUTO SALES INC
BILLS AUTO SALES & LEASING,LTD
BILLY RAY TAYLOR AUTO SALES
BILTMORE MOTOR CORP.
BIRMINGHAM WHOLESALE AUTO LLC
BLEECKER BUICK-GMC INC
BLEECKER CHRYSLER DODGE JEEP
BLOOMINGTON AUTO CENTER
BLOSSOM CHEVROLET, INC.
BLUE SPRINGD FORD SALES INC
BLUE SPRINGS SALES INC
BLUESLADE MOTOR CARS LLC
BOB BOAST DODGE
BOB HOOK OF SHELBYVILLE, LLC
BOB JEANNOTTE BUICK GMC TRUCK
BOB KING MITSUBISHI
BOB KING’S MAZDA
BOB MAXEY FORD

BOB MAXEY LINCOLN-MERCURY
BOB PULTE CHEVROLET GEO, INC.
DEALER NAME BOB STEELE CHEVROLET INC.
BOBB CHRYSLER DODGE JEEP RAM
BOBB SUZUKI
BOBBY LAYMAN CHEVROLET, INC.
BOBBY MURRAY TOYOTA
BOBILYA CHRYSLER PLYMOUTH
BOMMARITO CHEVROLET MAZDA
BONANZA AUTO CENTER INC
BONIFACE HIERS MAZDA
BOOMERS TRUCKS & SUVS LLC
BORCHERDING ENTERPRISE, INC
BOSAK HONDA
BOULEVARD AUTO EXCHANGE 2 INC
BOWDEN MOTORS INC
BOYD AUTOMOTIVE
BRADLEY CHEVROLET, INC.
BRAD’S USED CARS
BRAMLETT PONTIAC INC
BRANDON AUTO MALL FIAT
BRANDON HONDA
BRANDON MITSUBISHI
BRANNON HONDA
BRAZIL AUTO MALL INC
BRECKENRIDGE MOTORS EAST LLC
BREVARD VALUE MOTORS
BRICKELL HONDA BUICK & GMC
BROMAR LLC
BROMLEY AUTO SALES, LLC
BRONDES FORD MAUMEE LTD
BROOKS AUTO SALES
BROTHERS CHEVROLET OLDSMOBILE
BROWN MOTOR SALES
BROWN’S AUTO SALES
BRYANT AUTO SALES INC
BUCKEYE CITY AUTOMOTIVE GROUP
BUCKEYE FORD LINCOLN MERC OF O
BUCKEYE NISSAN, INC.
BUD LAWRENCE INC
BUSH AUTO PLACE
BUY IT RIGHT AUTO SALES LLC
BUY RIGHT AUTO SALES INC
BUYERS CHOICE AUTO CENTER LLC

BUZZ KARZ LLC
BYERLY FORD-NISSAN, INC
DEALER NAME BYERS CHEVROLET LLC
BYERS DELAWARE
BYERS KIA
C & J AUTO WORLD LLC
C & N AUTO SALES LLC
C & S SALES
CADILLAC OF NOVI INC
CALDERONE CAR AND TRUCK
CALIFORNIA AUTO CONNECTION INC
CALVARY CARS & SERVICE, INC
CAMPBELL CHEVOFBOWLGREENKYINC
CAMPBELL MOTORS, INC.
CANCILA MARTY DODGE CHRYSLER J
CANDY’S AUTO WORLD INC
CANNON BUICK-MITSUBISHI
CAPITAL AUTO BROKERS
CAPITAL BUICK PONTIAC GMC LLC
CAPITAL MOTORS
CAPITAL MOTORS LLC
CAPITAL MOTORS LLC
CAPITOL AUTO SALES, INC.
CAPITOL CADILLAC
CAR AMERICA LLC
CAR BAZAAR INC OF FRANKLIN
CAR BIZ OF TENNESSEE
CAR CENTRAL
CAR CHOICE
CAR CHOICE ENTERPRISE II INC
CAR CITY USA LLC
CAR CONCEPTS REMARKETING
CAR CONNECTION
CAR COUNTRY
CAR CREDIT INC
CAR CREDIT XPRESS
CAR DEPOT
CAR FACTORY OUTLET
CAR FINDERS, LLC
CAR MART FL.COM
CAR NATION
CAR SOURCE, LLC.
CAR STARS
CAR YEP LLC

CAR ZONE
CARDINAL MOTORS INC
DEALER NAME CARDIRECT LLC
CAREY PAUL HONDA
CARISMA AUTO GROUP
CARMART AUTO SALES
CARMART AUTO SALES INC
CARMART AUTO SALES, INC.
CARMART AUTOMALL LLC
CARMAXX LLC
CAROLINA AUTO EXCHANGE
CAROLINA AUTO SPORTS
CAROLINA FAMILY MOTORS INC
CAROLINA MOTORCARS
CARPLUS AUTO SALES INC
CARPORT SALES & LEASING, INC.
CARROLLTON MOTORS
CARS & CREDIT OF FLORIDA
CARS & TRUCKS
CARS 4 LESS LLC
CARS DIRECT
CARS GONE WILD II LLC
CARS N CARS, INC.
CARS OF JAX INC
CARS PLUS CREDIT LLC
CARS PLUS LLC
CARS TO GO AUTO SALES AND
CARS TRUCKS & MORE INC
CARS UNLIMITED
CARS YOU CAN TRUST
CARSMART AUTO SALES LLC
CARSMART, INC.
CARTROPIX
CARXPRESS
CARZ N TRUX
CARZ, INC.
CARZZ AUTO SALES INC
CAS SALES & RENTALS
CASH AUTO SALES LLC
CASTRIOTA CHEVROLET GEO INC.
CAVALIER AUTO SALES INC
CC MOTORS INC
CD S AUTOMOTIVE INC
CENTRAL 1 AUTO BROKERS

CENTRAL FLORIDA EXPORTS, INC.
CENTRAL MOTOR WERKS, INC
DEALER NAME CENTRAL PONTIAC INC.
CENTURY BUICK
CERTIFIED AUTO CENTER
CERTIFIED AUTO DEALERS
CERTIFIED NATIONWIDE
CHAMPION CHEVROLET
CHAMPION OF DECATUR, INC.
CHAMPION PREFERRED AUTOMOTIVE
CHAMPION TRUCK CENTER LLC
CHARLES BARKER PREOWNED OUTLET
CHARLOTTE MOTOR CARS LLC
CHARS CARS LLC
CHASE AUTO GROUP
CHATHAM PARKWAY TOYOTA
CHESAPEAKE AUTO GROUP
CHESTATEE FORD INC
CHEVROLET BUICK OF QUINCY INC.
CHEVROLET OF DUBLIN
CHICAGO AUTO DEPOT INC
CHICAGO AUTO SOURCE INC
CHICAGO MOTORS INC
CHRIS CARROLL AUTOMOTIVE
CHRIS LEITH AUTOMOTIVE INC
CHRIS MOTORS AUTO SALES
CHRIS SPEARS PRESTIGE AUTO
CHRYSLER JEEP OF DAYTON
CINCINNATI AUTO WORKS
CIRCLE CITY ENTERPRISES, INC.
CITY AUTO SALES
CITY IMPORT GALLERY LLC
CITY MOTORS FLORIDA LLC
CITY STYLE IMPORTS INC
CITY TO CITY AUTO SALES, LLC
CITY USED CARS, INC
CJ’S AUTO STORE
CJ’S AUTO STORE WEST
CLARK CARS INC
CLARKSVILLE AUTO SALES
CLASSIC BUICK OLDSMOBILE
CLASSY AUTO SALES CORP
CLAY COOLEY TOYOTA OF HAZELWOO
CLEAN CARS

CLEARANCE AUTO STORE
CLEARWATER CARS INC
DEALER NAME CLEARWATER TOYOTA
CLIFF & SONS AUTO SALES
CLIFT BUICK GMC
CMS AUTO BROKERS LLC
COASTAL AUTO GROUP INC. DBA
COASTAL AUTO, INC.
COBRA SALES LLC
COCONUT CREEK HYUNDAI
COGGIN HONDA
COGGIN NISSAN
COLE FORD LINCOLN LLC
COLE VALLEY MOTOR COMPANY
COLUMBUS AUTO RESALE, INC
COLUMBUS AUTO SOURCE
COLUMBUS AUTO WAREHOUSE LLC
COLUMBUS CAR TRADER
COMMONWEALTH DODGE LLC
CONCOURS AUTO SALES, INC.
CONEXION AUTO SALES
CONWAY HEATON INC
CONWAY IMPORTS AUTO SALES
COOK & REEVES CARS INC
COOK MOTOR COMPANY
COOKE’S AUTO SALES
COOK-WHITEHEAD FORD, INC
COPELAND MOTOR COMPANY
CORAL WAY AUTO SALES INC
CORLEW CHEVROLET CADILLAC OLDM
CORPORATE FLEET MANAGEMENT
CORTEZ MOTORS
COTTAGEVILLE MOTOR SALES INC
COUCH MOTORS LLC
COUGHLIN AUTOMOTIVE- PATASKALA
COUGHLIN CHEVROLET- NEWARK
COUGHLIN FORD OF CIRCLEVILLE
COUGHLIN LONDON AUTO INC
COUGLIN CHEVROLET BUICK CADILL
COUNTRY HILL MOTORS INC
COUNTRY HILL MOTORS, INC.
COUNTRYSIDE FORD OF CLEARWATER
COURTESY CHRYSLER DODGE JEEP
COURTESY CHRYSLER JEEP DODGE

COURTESY FORD
COURTESY NISSAN
DEALER NAME COURTESY TOYOTA
COWBOYS WHOLESALE INC
COX AUTO SALES
COX CHEVROLET INC
COYLE CHEVROLET
CRABBS AUTO SALES
CRAIG & BISHOP, INC.
CRAIG & LANDRETH INC
CRAMER HONDA OF VENICE
CRAMER TOYOTA OF VENICE
CREDIT CARS USA
CREDIT MASTER AUTO SALE INC
CREDIT SOLUTION AUTO SALES INC
CREDIT UNION REMARKETING
CREDITXPRESS AUTO SALES INC
CRENCOR LEASING & SALES
CRESTMONT HYUNDAI, LLC
CRM MOTORS, INC.
CRONIC CHEVROLET OLDSMOBILE
CRONIC CHEVROLET, OLDSMOBILE-
CROSS KEYS AUTO INC
CROSSROADS AUTO SALES INC
CROSSROADS FORD INC
CROWN ACURA
CROWN AUTO & FLEET SERVICES
CROWN AUTO GROUP INC
CROWN AUTOS
CROWN BUICK GMC
CROWN EUROCARS INC
CROWN HONDA
CROWN KIA
CROWN KIA
CROWN MITSUBISHI
CROWN MOTORS INC
CROWN NISSAN
CROWN NISSAN
CRUISER AUTO SALES
CUNNINGHAM MOTORS
CURRIE MOTORS FRANKFORT INC
CURRY HONDA
CUSTOM CAR CARE
D & D ALL AMERICAN AUTO SALES

D & J MOTORS, INC.
DADE CITY AUTOMAX
DEALER NAME DAILEYS USED CAR SALES LLC
DAN CUMMINS CHV BUICK PONTIAC
DAN TUCKER AUTO SALES
DANE’S AUTO SALES LLC
DAS AUTO
DAVCO AUTO LLC
DAVE SINCLAIR LINCOLN
DAVES JACKSON NISSAN
DAVID RICE AUTO SALES
DAVID SMITH AUTOLAND, INC.
DAWSONS AUTO & TRUCK SALES INC
DAYTON ANDREWS DODGE
DAYTON ANDREWS INC.
DBA AUTONATION CHEVROLET
DEACON JONES AUTO PARK
DEACON JONES NISSAN LLC
DEALERS CHOICE MOTOR COMPANY
DEALS 4 U AUTO LLC
DEALS ON WHEELS
DEALZ AUTO TRADE
DEALZ ON WHEELZ LLC
DEAN SELLERS, INC.
DEFOUW CHEVROLET, INC.
DELRAY HONDA
DELUCA TOYOTA INC
DELUXE MOTORS, INC.
DENNIS AUTO POINT
DENNY’S AUTO SALES, INC.
DEPENDABLE MOTOR VEHICLES INC
DEPUE AUTO SALES INC
DEREK MOTORCAR CO INC
DESTINYS AUTO SALES
DETROIT AUTO PARTS LLC
DETROIT II AUTOMOBILES
DEWEY BARBER’S F1 MOTORCARS
DEWITT MOTORS
DI LUSSO MOTORCARS
DIANE SAUER CHEVROLET, INC.
DICK BROOKS HONDA
DICK MASHETER FORD, INC.
DICK SCOTT NISSAN, INC.
DICK WICKSTROM CHEVROLET INC

DIMMITT CHEVROLET
DIRECT AUTO EXCHANGE, LLC
DEALER NAME
DIRECT MOTORSPORT LLC
DISCOUNT AUTO SALES
DISCOVERY AUTO CENTER LLC
DISCOVERY AUTO GROUP
DIVERSIFIED AUTO SALES
DIXIE IMPORT INC
DIXIE WAY MOTORS INC
DM MOTORS, INC.
DODGE OF ANTIOCH INC
DON AYERS PONTIAC INC
DON FRANKLIN CHEVROLET, BUICK
DON HINDS FORD, INC.
DON JACKSON CHRYSLER DODGE
DON JACKSON IMPORTS CARS INC
DON JOSEPH TOYOTA SCION
DON MARSHALL CHYSLER CENTER
DON MEALEY CHEVROLET
DON REID FORD INC.
DON WOOD AUTOMOTIVE LTD
DORAL CARS OUTLET
DOWNTOWN BEDFORD AUTO
DRAKE MOTOR COMPANY
DREAM AUTOS GARAGE
DRIVE NOW AUTO SALES
DRIVER SEAT AUTO SALES LLC
DRIVERIGHT AUTO SALES, INC.
DRIVEWAY MOTORS
DRIVEWAYCARS.COM
DRY RIDGE TOYOTA
DUBLIN CADILLAC NISSAN GMC
DUVAL CARS LLC
DUVAL FORD
DYNASTY MOTORS
E & R AUTO SALES INC
EAGLE LAKE CARS
EAGLE ONE AUTO SALES
EARL TINDOL FORD, INC.
EASLEY MITSUBISHI’S THE
EAST ANDERSON AUTO SALES
EAST BEACH AUTO SALES
EAST COAST SPORTS AND IMPORTS
EASTERN SHORE AUTO BROKERS INC

EASTGATE MOTORCARS, INC
EASY AUTO AND TRUCK
DEALER NAME
EASY FINANCE AUTO
EAZY RIDE AUTO SALES LLC
ECONO AUTO SALES INC
ECONOMIC AUTO SALES INC
ECONOMY MOTORS LLC
ECONOMY MOTORS, INC
ED MARTIN PONTIAC GMC
ED NAPLETON HONDA
ED TILLMAN AUTO SALES
ED VOYLES HONDA
ED VOYLES HYUNDAI
ED VOYLES KIA OF CHAMBLEE
EDDIE ANDRESON MOTORS
EDDIE MERCER AUTOMOTIVE
EDGE MOTORS
EDWARDS CHEVROLET CO
EJ’S QUALITY AUTO SALES, INC.
ELITE AUTO SALES OF MIAMI INC
ELITE AUTO SALES OF ORLANDO
ELITE AUTO WHOLESALE
ELITE AUTOMOTIVE GROUP
ELITE CAR SALES WEST INC
ELITE MOTORS, INC.
ELYRIA BUDGET AUTO SALES INC
EMJ AUTOMOTIVE REMARKETING
EMPIRE AUTO SALES & SERVICE
EMPIRE AUTOMOTIVE GROUP
ENON AUTO SALES
ENTERPRISE
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE CAR SALES
ENTERPRISE LEASING COMPANY
ENTERPRISE LEASING COMPANY
ERNEST MCCARTY FORD
ERNEST MOTORS, INC.
ERNIE PATTI AUTO LEASING &
ERWIN CHRYSLER PLYMOUTH DODGE
ESTERO BAY CHEVROLET INC
ESTLE CHEVROLET CADILLAC

EVANS AUTO SALES
EVERYDAY AUTO SALES
DEALER NAME EXCEL AUTO SALES
EXCLUSIVE AUTOMOTIVE LLC
EXCLUSIVE MOTOR CARS LLC
EXCLUSIVE MOTORCARS LLC
EXECUTIVE AUTO SALES
EXECUTIVE CARS LLC
EXECUTIVE MOTORS
EXPRESS AUTO SALES
EXPRESS AUTO SALES LLC
EXPRESS MOTORS LLC
EXTREME DODGE DODGE TRUCK
EZ AUTO & TRUCK PLAZA II INC
E-Z WAY CAR SALES & RENTALS
FAIRLANE FORD SALES, INC.
FAITH MOTORS, INC.
FALCONE AUTOMOTIVE
FAME FINANCE COMPANY
FAMILY KIA
FANELLIS AUTO
FANTASTIC 4 AUTO SALES
FAST AUTO SALES, LLC
FASTLANE AUTO CREDIT INC
FENTON NISSAN OF BLUE SPRINGS
FENTON NISSAN OF LEE’S SUMMIT
FERMAN CHEVROLET
FERMAN CHRYSLER JEEP DODGE AT
FERMAN CHRYSLER PLYMOUTH
FERMAN NISSAN
FIAT OF SAVANNAH
FIAT OF SOUTH ATLANTA
FIAT OF WINTER HAVEN
FINDLAY CHRY DODGE JEEP RAM
FIREHOUSE MOTORS
FIRKINS C.P.J.S.
FIRKINS NISSAN
FIRST AUTO CREDIT
FIRST CHOICE AUTOMOTIVE INC
FIRST STOP AUTO SALES
FIRST UNION AUTOMOTIVE LLC
FISCHER NISSAN INC.
FITZGERALD MOTORS, INC.
FIVE STAR CAR & TRUCK

FIVE STAR DODGE
FIVE STARS SPORT CARS INC
DEALER NAME FL PRICE BUSTER AUTO SALES
FLAMINGO AUTO SALES
FLETCHER CHRYSLER PRODUCTS INC
FLORENCE AUTO MART INC
FLORIDA AUTO EXCHANGE
FLORIDA CARS USA
FLORIDA FINE CARS INC
FLORIDA TRUCK SALES
FLOW COMPANIES OF BURLINGTON
FLOW HONDA
FLOW MOTORS
FMC AUTO SALES INC
FORD OF PORT RICHEY
FOREMAN MOTORS, INC.
FORT WALTON BEACH
FORT WAYNE AUTO CONNECTION LLC
FORT WAYNE NISSAN INFINITI
FORTUNE MOTOR GROUP
FRANK MYERS AUTO SALES, INC
FRANK SHOOP CHEVY BUICK PONTIA
FRED ANDERSON KIA
FRED ANDERSON NISSAN OF RALEIG
FREEDOM AUTO SALES
FREEDOM FORD, INC.
FREEWAY MOTORCARS, INC.
FRIENDLY FINANCE AUTO SALES
FRITZ ASSOCIATES
FRONTIER MOTORS INC
FRONTLINE AUTO SALES
FT. WALTON MITSUBISHI
G & J MOTORSPORTS INC
G & R AUTO SALES CORP
G & W MOTORS INC
G BROTHERS AUTO BROKERS INC
GABE ROWE NISSAN
GAINESVILLE MITSUBISHI
GANLEY CHEVROLET, INC
GANLEY CHRYSLER JEEP DODGE INC
GANLEY EAST, INC
GANLEY, INC
GARY SMITH FORD
GARY YEOMANS FORD

GARYS I-75 AUTO SALES LLC
GASTONIA NISSAN, INC
DEALER NAME GATES CHEV PONT GMC BUICK
GATES NISSAN, LLC
GATEWAY AUTO PLAZA
GATEWAY AUTOMOTIVE SALES &
GATEWAY BUICK GMC
GATOR CHRYSLER-PLYMOUTH, INC.
GATOR TRUCK CENTER INC
GATORLAND TOYOTA
GENE GORMAN & ASSOC. INC. DBA
GENERAL AUTO LLC
GENTHE AUTOMOTIVE-EUREKA LLC
GEOFF ROGERS AUTOPLEX
GEORGE WEBER CHEVROLET CO
GEORGETOWN AUTO SALES
GEORGIA AUTO WORLD LLC
GEORGIA CHRYSLER DODGE
GERMAIN FORD
GERMAIN TOYOTA
GERMAIN TOYOTA
GERWECK NISSAN
GET DOWN MOTORS INC
GETTEL HYUNDAI
GETTEL NISSAN OF SARASOTA
GETTEL TOYOTA
GINN MOTOR COMPANY
GLADSTONE AUTO INC
GLASSMAN OLDSMOBILE, INC.
GLEN BURNIE AUTO EXCHANGE, INC
GLENDALE CHRYSLER JEEP INC
GLENN BUICK GMC TRUCKS
GLOBAL AUTO EXPO INC
GLOBAL MOTORS INC
GLOBAL PRE-OWNED INC
GLOBE AUTO SALES
GLOVER AUTO SALES
GMOTORCARS INC
GMT AUTO SALES, INC
GOLDEN OLDIES
GOLLING CHRYSLER JEEP
GOOD BAD NO CREDIT AUTO SALES
GOOD CARS
GOOD CARS

GOOD MOTOR COMPANY
GOOD MOTOR COMPANY LLC
DEALER NAME GOOD RIDES INC
GOOD TO GO AUTO SALES, INC.
GOODMAN CHEV OLDS CAD NISSAN
GR MOTOR COMPANY
GRACE AUTOMOTIVE LLC
GRAINGER NISSAN
GRANT CAR CONCEPTS
GRANT MOTORS CORP.
GRAVITY AUTOS ATLANTA
GRAVITY AUTOS ROSWELL
GREAT BRIDGE AUTO SALES
GREAT INVESTMENT MOTORS
GREAT LAKES CHRYSLER DODGE JEE
GREAT LAKES HYUNDAI, INC.
GREEN LIGHT CAR SALES
GREEN TREE TOYOTA
GREENLIGHT MOTORS, LLC
GREEN’S TOYOTA
GREENWISE MOTORS
GREER NISSAN
GREG SWEET CHEVY BUICK OLDS
GREG SWEET FORD INC
GRIFFIN FORD SALES, INC.
GRIMALDI AUTO SALES INC
GROGANS TOWNE CHRYSLER
GROUND ZERO MIAMI CORPORATION
GROW AUTO FINANCIAL INC
GTO AUTO SALES INC
GUARANTEE AUTOMAXX CORPORATION
GULF ATLANTIC WHOLESALE INC
GULF COAST AUTO BROKERS, INC.
GULF SOUTH AUTOMOTIVE
GUPTON MOTORS INC
GWINNETT PLACE NISSAN
GWINNETT SUZUKI
H & H AUTO SALES
H & H AUTO SALES
HAGGERTY BUICK GMC INC
HAIMS MOTORS INC
HALLMAN AUTOMOTIVE
HAMILTON CHEVROLET INC

HAMMCO INC
HAMMERHEAD MOTORS LLC
DEALER NAME HANNA IMPORTS
HANS AUTO
HAPPY AUTO MART
HAPPY CARS INC
HARBOR CITY AUTO SALES, INC.
HARBOR NISSAN
HARDIE’S USED CARS, LLC
HARDIN COUNTY HONDA
HARDY CHEVROLET
HARRIET SALLEY AUTO GROUP LLC
HARTLEY MOTORS INC
HATCHER’S AUTO SALES
HAVANA FORD INC.
HAWK FORD OF OAK LAWN
HAWKINSON NISSAN LLC
HEADQUARTER TOYOTA
HEARTLAND CHEVROLET
HEATH’S EXOTIC CARS AND
HENDERSONVILLE AUTO BROKERS
HENDRICK CHRYSLER DODGE JEEP
HENDRICK HONDA
HENDRICK HYUNDAI NORTH
HENDRICKSCARS.COM
HENNESSY MAZDA PONTIAC
HERITAGE AUTOMOTIVE GROUP
HERITAGE CADILLAC-OLDS, INC.
HERITAGE MOTOR COMPANY
HERITAGE NISSAN
HERRINGTON AUTOMOTIVE
HIBDON MOTOR SALES
HIGH Q AUTOMOTIVE CONSULTING
HIGHLINE IMPORTS, INC.
HIGHWAY 31 AUTO SALES LLC
HILL NISSAN INC
HILLTOP MOTORS
HILTON HEAD MITSUBISHI
HOGSTEN AUTO WHOLESALE
HOLIDAY MOTORS
HOLLYWOOD IMPORTS
HOLLYWOOD MOTOR CO #1
HOLLYWOOD MOTOR CO #3
HOLLYWOOD MOTOR SALES

HOMESTEAD MOTORS
HOMETOWN AUTO MART, INC
DEALER NAME HONDA CARS OF BRADENTON
HONDA CARS OF ROCK HILL
HONDA MALL OF GEORGIA
HONDA MARYSVILLE
HONDA OF CONYERS
HONDA OF FRONTENAC
HONDA OF GAINESVILLE
HONDA OF MENTOR
HONDA OF OCALA
HONDA OF TIFFANY SPRINGS
HONDA VOLVO OF JOLIET
HONEYCUTT’S AUTO SALES, INC.
HOOVER AUTOMOTIVE LLC
HOOVER CHRYSLER PLYMOUTH DODGE
HOOVER MITSUBISHI CHARLESTON
HOOVER TOYOTA, LLC
HORACE G ILDERTON
HORIZON CARS
HOWARD AUTO GROUP
HT MOTORS INC
HUBERT VESTER CHEVROLET
HUBLER AUTO PLAZA
HUBLER FINANCE CENTER
HUBLER FORD LINCOLN MERCURY
HUBLER MAZDA SOUTH
HUDSON AUTO SALES
HUGH WHITE HONDA
HUNT AUTOMOTIVE, LLC
HUNTER SUBARU HYUNDAI
HUSTON MOTORS INC.
HUTCHINSON PONTIAC GMC
HWY 150 BUYERS WAY, INC.
HYMAN AUTO OUTLET, LLC
HYUNDAI OF BRADENTON
HYUNDAI OF GREER
HYUNDAI OF LOUISVILLE
HYUNDAI OF NICHOLASVILLE
HYUNDIA OF ORANGE PARK
HZF PLAINWELL
I 95 TOYOTA & SCION
I GOT A DEAL USED CARS

IDEAL AUTO
IDEAL USED CARS INC
DEALER NAME IMAGINE CARS
IMPERIAL MOTORS
IMPERIAL SALES & LEASING INC
IMPEX AUTO SALES
IMPORT’S LTD
IMPORTS OF TIDEWATER II
INDIAN RIVER LEASING CO
INDY AUTO LAND LLC
INDY AUTO MAN LLC
INDY LUXURY AUTO
INTEGRITY AUTO PLAZA LLC
INTEGRITY AUTO SALES
INTEGRITY AUTO SALES INC
INTEGRITY AUTOMOTIVE
INTERCAR
INTERNATIONAL AUTO LIQUIDATORS
INTERNATIONAL AUTO OUTLET
INTERNATIONAL AUTO WHOLESALERS
INTERNATIONAL FINE CARS LLC
INTERSTATE MOTORS LLC
J & C AUTO SALES
J & J FINANCE AND LEASING INC
J & J MOTORS INC
J & M AFFORDABLE AUTO, INC.
J AND J MOTORSPORTS LLC
J&B AUTO SALES & BROKERAGE
J&M AUTOMOBILES CORP
J.W. TRUCK SALES, INC.
JACK DEMMER FORD, INC.
JACK MAXTON CHEVROLET INC
JACK MAXTON CHEVROLET, INC
JACK MAXTON USED CARS
JACK MILLER AUTO PLAZA LLC
JACK MILLER KIA
JACK STONES CREEKSIDE SALES
JACKIE MURPHY’S USED CARS
JACKSONVILLE AUTO SALES LLC
JADES AUTO SALE INC
JAKE SWEENEY CHEVROLET, INC
JAKE SWEENEY CHRYSLER JEEP
JAKES USED CARS LLC
JAKMAX

JARRARD PRE-OWNED VEHICLES
JARRETT FORD OF PLANT CITY
DEALER NAME JARRETT GORDON FORD INC
JAX AUTO WHOLESALE, INC.
JAY CHEVROLET, INC
JAY HONDA
JAY WOLFE AUTO OUTLET
JAY WOLFE HONDA
JC AUTOMAX
JC LEWIS FORD, LLC
JDF AUTO
JEFF DRENNEN FORD
JEFF SCHMITT COLUMBUS INC
JEFF WYLEF CHEVROLET OF
JEFF WYLER DIXIE CHEVROLET
JEFF WYLER DIXIE HONDA
JEFFREY P. HYDER
JEFFREYS AUTO EXCHANGE
JEMS AUTO SALES INC
JENISON MOTOR SALES LLC
JENKINS ACURA
JENKINS NISSAN, INC.
JERRY HAGGERTY CHEVROLET INC
JERRY WILSON’S MOTOR CARS
JESSE’S AUTO SALES INC
JEWEL AUTO SALES
JIDD MOTORS INC
JIM BURKE NISSAN
JIM BUTLER AUTO PLAZA
JIM COGDILL DODGE CO
JIM DOUGLAS SALES AND SERVICE
JIM KEIM FORD
JIM M LADY OLDSMOBILE INC
JIM ORR AUTO SALES
JIM SKINNER FORD INC
JIM SOUTHWORTH FORD INC
JIM WHITE HONDA
JIM WOODS AUTOMOTIVE, INC.
JIMMIE VICKERS INC.
JIMMY SMITH PONTIAC BUICK GMC
JK AUTOMOTIVE GROUP LLC
JMC AUTO BROKERS INC
JODECO AUTO SALES
JOE FIRMENT CHEVROLET

JOE KIDD AUTOMOTIVE INC
JOE WINKLE’S AUTO SALES LLC
DEALER NAME
JOHN BELL USED CARS INC
JOHN BLEAKLEY FORD
JOHN HIESTER CHEVROLET
JOHN HINDERER HONDA
JOHN JENKINS, INC.
JOHN JONES AUTOMOTIVE
JOHN SNYDER AUTO MART, INC.
JOHNNY WRIGHT AUTO SALES LLC
JOHNNYS MOTOR CARS LLC
JOHNSON AUTOPLEX
JOHNSON HYUNDAI OF CARY INC
JOSEPH CHEVROLET OLDSMOBILE CO
JOSEPH MOTORS
JOSEPH TOYOTA INC.
JPL AUTO EMPIRE
JT AUTO INC.
JULIANS AUTO SHOWCASE, INC.
JUST-IN-TIME AUTO SALES INC
K & M SUZUKI
K T AUTO SALES LLC
KACHAR’S USED CARS, INC.
KAHLER AUTO SALES LLC
KALER LEASING SERVICES INC
KARGAR, INC.
KASPER CHRYSLER DODGE JEEP
KATHY’S KARS
KC TREND AUTO
KCK AUTO SALES
KDK AUTO BROKERS
KEFFER PRE-OWNED SOUTH
KEFFER VOLKSWAGEN
KEITH HAWTHORNE HYUNDAI, LLC
KEITH PIERSON TOYOTA
KELLEY BUICK GMC INC
KELLY & KELLY INVESTMENT CO IN
KELLY FORD
KEN GANLEY NISSAN INC
KEN LUGIBIHL AUTO & TRUCK
KENDALL MITSUBISHI
KENDALL TOYOTA
KENNYS AUTO SALES, INC
KEN’S AUTOS

KENS KARS
KERRY TOYOTA
DEALER NAME
KEY CHRYLSER PLYMOUTH INC
KIA ATLANTA SOUTH
KIA AUTO SPORT
KIA COUNTRY OF SAVANNAH
KIA OF CANTON
KIA OF GASTONIA
KIA TOWN CENTER
KIN FOLK AUTO SALES
KING AUTOMOTIVE, LLC
KING MOTORS
KING SUZUKI OF HICKORY LLC
KINGS AUTO GROUP INC
KINGS AUTOMOTIVE INC
KING’S COLONIAL FORD
KINGS FORD, INC
KINGS HONDA
KINGS OF QUALITY AUTO SALES
KIRTLAND CAR COMPANY, INC.
KISTLER FORD, INC
KLASSIC CARS LLC
KMAX INC
KNAPP MOTORS
KNE MOTORS, INC.
KNH WHOLESALE
KNOX BUDGET CAR SALES & RENTAL
KOE-MAK CORP
KOETTING FORD INC
KUHN MORGAN TOYOTA SCION
KUNES COUNTY FORD OF ANTIOCH
LA AUTO STAR, INC.
LAFONTAINE AUTO GROUP
LAGRANGE MOTORS
LAKE HARTWELL HYUNDAI
LAKE NISSAN SALES, INC.
LAKE NORMAN MOTORS LLC
LAKE PLACID MOTOR CAR, INC
LAKE ST LOUIS AUTO
LAKE WALES CHRSYLER DODGE
LAKELAND AUTO MALL
LAKELAND TOYOTA INC.
LAKESIDE MOTORS
LALLY ORANGE BUICK PONTIAC GMC

LANCASTER AUTOMOTIVE
LANCASTERS AUTO SALES, INC.
DEALER NAME
LANDERS MCLARTY SUBARU
LANDMARK AUTO INC
LANDMARK CDJ OF MONROE, LLC
LANDMARK MOTOR COMPANY
LANE 1 MOTORS
LANG CHEVROLET COMPANY
LANIGAN’S AUTO SALES
LARICHE CHEVROLET
LARRY JAY IMPORTS, INC
LARRY ROESCH-CHRYSLER JEEP INC
LASCO FORD INC
LATIN MOTORS INTERNATIONAL LLC
LAWRENCEBURG CHEVROLET INC
LCA AUTO WHOLESALES, LTD
LEBANON FORD LINCOLN
LEE’S AUTO SALES, INC
LEG MOTORS LLC
LEGENDS AUTO MART
LEITH MITSUBISHI
LEITH PREOWNED
LEXUS OF SARASOTA
LEXUS RIVER CENTER
LGE CORP
LIBERTY AUTO CITY INC
LIBERTY AUTO OUTLET INC
LIBERTY FORD SOLON, INC.
LIBERTY FORD, INC
LIBERTY MOTORS LLC
LIBERTY USED MOTORS INC
LIBERTYVILLE CHEVROLET LLC
LIGHTHOUSE AUTO SALES
LIONS MOTORS CORP
LIPTON TOYOTA
LMN AUTO INC
LOCHMANDY AUTOS
LOKEY NISSAN
LONDOFF JOHNNY CHEVROLET INC
LONGSTREET AUTO
LONGWOOD KIA MITSUBISHI
LOU FUSZ MITSUBISHI ST. PETERS
LOU FUSZ MOTOR CO
LOUDON MOTORS, INC

LOVELADY MOTOR COMPANY INC
LUCKY CARS
DEALER NAME
LUCKY LINE MOTORS INC
LUCKY MOTORS OF TAMPA INC
LUXOR AUTOMOTIVE INC
LUXURY AUTO DEPOT
LUXURY AUTO LINE LLC
LUXURY CARS & FINANCIAL, INC.
LUXURY CARS OUTLET
LUXURY FLEET LEASING LLC
LUXURY IMPORTS AUTO SALES
LUXURY IMPORTS OF NASHVILLE
LUXURY MOTOR CAR COMPANY
LYNN HINES USED CARS
LYNN LAYTON CHEVROLET
LYONS CHEVROLET BUICK GMC INC
M & M AUTO GROUP INC
M & M AUTO SUPER STORE
M & M AUTO WHOLESALERS, LLC
M & M AUTO, INC.
M & S AUTO SALES
M.D.V. INTERNATIONAL AUTO CORP
MA & PAS AUTO SALES & SERVICE
MACATAWA AUTO & FINANCE CO
MACHADO AUTO SELL LLC
MAGIC IMPORTS OF
MAGIC MOTORS CENTER
MAHER CHEVROLET INC
MAINLAND AUTO SALES INC
MAINSTREET AUTOMART LLC
MALOY AUTOMOTIVE LLC
MAN OF GOD AUTO SALES LLC
MANASSAS AUTO TRUCK & TRACTOR
MANASSAS AUTOMOBILE GALLERY
MARANATHA AUTO
MARCH MOTORS INC.
MARCHANT CHEVROLET INC
MARIETTA AUTO MALL CENTER
MARIETTA AUTO SALES
MARK SWEENEY BUICK PONTIAC GMC
MARK THOMAS FORD
MARKAL MOTORS INC
MARKS AUTO SALES
MARLOZ OF HIGH POINT

MARSHALL FORD
MARTINS USED CARS INC
DEALER NAME MARTY FELDMAN CHEVY
MASHALLAH IMPORTS LLC
MASTER CAR INTERNATIONAL, INC
MASTER CARS
MATHEWS BUDGET AUTO CENTER
MATHEWS FORD INC.
MATHEWS FORD OREGON, INC
MATIA MOTORS, INC
MATRIX AUTO SALES, INC.
MATT CASTRUCCI
MATTHEWS MOTORS 2 INC
MATTHEWS MOTORS INC.
MAXIE PRICE CHEVROLETS OLDS,
MAXIMUM DEALS, INC.
MAXKARS MOTORS
MAYSVILLE AUTO SALES
MAZDA SAAB OF BEDFORD
MC AUTO
MCABEE MOTORS
MCCLUSKY AUTOMOTIVE LLC
MCDONALD GMC CADILLAC INC
MCFADDEN FRIENDLY MOTORS INC
MCFARLAND CHEVROLET-BUICK, INC
MCGHEE AUTO SALES INC.
MCJ AUTO SALES OF CENTRAL FLOR
MCKENNEY CHEVROLET
MCKENZIE MOTOR COMPANY, INC,
MCPHAILS AUTO SALES
MCVAY MOTORS, INC.
MD AUTO GROUP LLC
MEADE BROTHERS AUTO LLC
MECHANICSVILLE TOYOTA
MEDINA AUTO BROKERS
MEDINA AUTO BROKERS
MEDLIN MOTORS, INC.
MEGA AUTO SALES LLC
MELRAY MOTORS CORP
MELROSE PARK AUTO MALL
MEMBERS SALES AND LEASING INC
MENTOR NISSAN
MERCEDES- BENZ OF BEDFORD
MERLIN AUTOS LLC

METRO HONDA
METRO KIA
DEALER NAME METRO USED CARS
METROCARS MIAMI
MGM AUTO SALES
MGM AUTO SALES INC
MIA REPOS LLC
MIAMI AUTO SHOW LLC
MIAMI AUTO WHOLESALE
MIAMI CARS INTERNATIONAL INC
MICHAEL’S AUTO SALES CORP
MICHAEL’S IMPORTS
MID AMERICA AUTO EXCHANGE INC
MID AMERICA AUTO GROUP
MID ATLANTIC AUTO SALES INC
MID CITY MOTORS OF LEE COUNTY
MID LAKE MOTORS INC.
MID RIVERS MOTORS
MIDDLE TENNESSEE AUTO MART LLC
MIDFIELD MOTOR COMPANY, INC.
MIDSTATE MOTORS
MID-TOWN MOTORS LLC
MIDWAY AUTO GROUP
MIDWAY MOTORS
MIDWEST AUTO STORE LLC
MIDWEST FINANCIAL SERVICES
MIDWEST MOTORS & TIRES
MIDWESTERN AUTO SALES, INC.
MIG CHRYSLER DODGE JEEP RAM
MIGENTE MOTORS INC
MIKE ANDERSON USED CAR SUPER
MIKE BASS FORD
MIKE CASTRUCCI FORD OF ALEX
MIKE CASTRUCCI FORD SALES
MIKE PRUITT HONDA, INC
MIKE WILSON CHEVROLET
MIKES TRUCKS AND CARS
MILES AUTO SALES
MILESTONE MOTORS, L.L.C.
MILLENIUM AUTO SALES
MILTON DODGE CHRYSLER JEEP
MILTON MARTIN HONDA
MINIVAN SOURCE, INC.
MINT AUTO SALES

MINTON MOTOR CARS II LP
MIRA AUTO SALES LLC
DEALER NAME MIRACLE CHRYSLER DODGE JEEP
MITCHELL COUNTY FORD LLC
MITCHELL MOTOR COMPANY INC
MITCHELL MOTORS
MJ AUTO SALES
MJ AUTO SALES
MLC MOTORCARS
MNS AUTO LLC
MODERN CHEVROLET
MODERN CORP
MODERN TOYOTA
MONARCH CAR CORP
MONROE DODGE/CHRYSLER INC.
MONZON AUTO SALES INC
MOODY MOTORS
MORNING STAR MOTORS
MORRIS IMPORTS LLC
MORRISVILLE AUTO SALES
MORROWS AUTO SALES
MOTOR CAR CONCEPTS II
MOTOR CARS HONDA
MOTORCARS
MOTORCARS TOYOTA
MOTORMART LLC
MOTORMAX OF GRAND RAPIDS
MOTORS DRIVEN INC
MOTORSALESDIRECT.COM
MOTORSPORTS UNLIMITED INC
MOTORVATION MOTOR CARS
MR DEALS AUTO SALES & SERVICE
MR WHOLESALER INC
MULLEN AUTO SALES LLC
MULLINAX FORD OF PALM BEACH
MURPHY AUTO CENTER OF
MURRAY’S USED CARS
MY CAR LLC
MYEZAUTOBROKER.COM LLC
MYLENBUSCH AUTO SOURCE LLC
N & D AUTO SALES, INC.
N T I
NALLEY HONDA
NAPLETON’S HYUNDAI

NAPLETON’S MID RIVERS CHRYSLER
NAPLETONS NISSAN/NAPLETONS
DEALER NAME NAPLETON’S RIVER OAKS CHRYSLER
NAPLETON’S RIVER OAKS KIA
NASH CHEVROLET COMPANY
NATIONAL ADVANCE CORP
NATIONAL ADVANCE CORP
NATIONAL AUTO CREDIT INC
NATIONAL AUTOMOTIVE, INC
NATIONAL CAR MART, INC
NATIONAL MOTORS, INC.
NATIONAL ROAD AUTOMOTIVE LLC
NATIONWIDE AUTOMOTIVE GROUP
NEIL HUFFMAN VW
NELSON AUTO SALES
NELSON MAZDA
NEUHOFF AUTO SALES
NEW CARLISLE CHRYSLER JEEP
NEW GENERATION MOTORS INC
NEWPORT AUTO GROUP
NEWPORT UNIVERSAL GROUP CORP
NEWTON’S AUTO SALES, INC.
NEXT CAR INC
NEXT GEAR AUTOMOTIVE LLC
NICE AUTO GROUP LLC
NICHOLAS DATA SERVICES, INC.
NICHOLS DODGE, INC.
NICK MAYER LINCOLN MERCURY INC
NICK MAYERS MARSHALL FORD LINC
NICKS AUTO MART
NIMNICHT PONTIAC
NISSAN OF MELBOURNE
NISSAN ON NICHOLASVILLE
NORTH ATLANTA AUTO SUPERSTORE
NORTH ATLANTA MOTORS LLC
NORTH BROTHERS FORD, INC
NORTHEND MOTORS INC
NORTHPOINTE AUTO SALES
NORTHSIDE AUTO
NORTHTOWNE MOTORS
NORTHWEST MOTORS INC
NOURSE CHILLICOTHE
NUMBER ONE IN RADIO ALARMS INC
NUOVO INIZIO OF FLORIDA, INC.

O C WELCH FORD LINCOLN MERCURY
OAKES AUTO INC
DEALER NAME
OBRIEN FORD MERCURY
OCEAN HONDA
O’CONNORS AUTO OUTLER
O’DANIEL AUTOMART INC
OFF LEASE FINANCIAL, INC.
OFFLEASE AUTOMART LLC
O’HARE MOTOR CARS
OHIO AUTO CREDIT
OHIO AUTO SALES
OHIO AUTO WAREHOUSE
OKOLONA MOTOR SALES
OLATHE FORD SALES, INC.
OLD SOUTH SALES INC.
OLDHAM MOTOR COMPANY LLC
OLYMPIC SALES & SERVICE
ON THE ROAD AGAIN, INC.
ON TRACK AUTO MALL, INC.
ONYX MOTORS
ORANGE PARK AUTO MALL
ORANGE PARK DODGE
ORANGE PARK TRUCKS
ORLANDO AUTOS
ORLANDO HYUNDAI
OSCAR MOTORS CORPORATION
OT AUTO SALES
OV AUTO FARM
OVERFLOW MOTORS LLC
OXMOOR CHRYSLER DODGE JEEP RAM
OXMOOR FORD LINCOLN MERCURY
OXMOOR TOYOTA
P & G FINANCE & AUTO SALES
P & P AUTOMOTIVE LLC
PACE CAR
PACE CHEVROLET BUICK GMC
PALM BAY FORD
PALM BAY MOTORS
PALM BEACH AUTO DIRECT
PALM CHEVROLET
PALM KIA
PALMETTO 57 NISSAN
PALMETTO FORD
PALMETTO WHOLESALE MOTORS

PANAMA CITY AUTOMOTIVE
PAQUET AUTO SALES
DEALER NAME
PARADISE MOTOR SPORTS
PARAMOUNT AUTO
PARK AUTO MALL, INC
PARK AUTO PLAZA LLC
PARKS AUTOMOTIVE, INC
PARKWAY FORD, INC.
PARKWAY MITSUBISHI
PARKWAY MOTORS INC
PATRIOT AUTOMOTIVE LLC
PAUL CERAME KIA
PAUL CLARK ENTERPRISES INC
PAUL MILLER FORD, INC.
PAYLESS AUTO DEALS LLC
PAYLESS AUTO OF TULLAHOMA
PAYLESS CARS SALES GREENSBORO
PAYLESS MOTORS LLC
PCT ENTERPRISES OF FLORIDA LLC
PEAK AUTOMOTIVE
PEGGY’S AUTO SALES
PELHAM’S AUTO SALES
PENNINGTON AUTOMOTIVE
PENSACOLA AUTO BROKERS, INC
PEREZ SALES & SERVICE, INC
PERFORMANCE CHEVROLET BMW
PERFORMANCE CHRYSLER JEEP DODG
PERFORMANCE GMC OF
PERFORMANCE TOYOTA
PETE MOORE CHEVROLET, INC
PETE MOORE IMPORTS, INC
PETERS AUTO SALES, INC.
PG MOTORS LLC
PHENOMENAL ENTERPRISES LLC
PHILIP MOTORS INC
PHILLIPS BUICK PONTIAC GMC INC
PHILLIPS TOYOTA
PHOENIX MOTORS
PHOENIX SPECIALTY MOTORS CORP
PIEDMONT AUTO SALES INC
PILES CHEV-OLDS-PONT-BUICK
PINEVILLE IMPORTS
PINNACLE AUTO SALES
PLAINFIELD AUTO SALES, INC.

PLAINFIELD FAMILY AUTO & REPAI
PLATINA CARS AND TRUCKS INC
DEALER NAME PLATINUM AUTO EXCHANGE INC
PLATTNER’S
PLAZA LINCOLN MERCURY
PLAZA MOTORS, INC.
PLAZA PONTIAC BUICK GMC INC
POGUE CHEVROLET INC
PORT MOTORS
PORTAL AUTOMOTIVE INC
POWER PONTIAC GMC OLDSMOBILE
POWERBUY MOTORS
PRADO AUTO SALES
PRECISION AUTO CENTER
PREFERRED AUTO
PREMIER AUTO BROKERS, INC.
PREMIER AUTO EXCHANGE
PREMIER AUTO GROUP
PREMIER AUTO SALES
PREMIER FORD LINCOLN MERCURY
PREMIER MAZDA/CDJ AUTOMOTIVE
PREMIERE CHEVROLET, INC.
PREMIUM AUTO BY RENT
PREMIUM MOTORS LLC
PREMIUM MOTORS OF FLORIDA LLC
PRESTIGE AUTO BROKERS
PRESTIGE AUTO EXCHANGE
PRESTIGE AUTO MALL
PRESTIGE AUTO MALL
PRESTIGE AUTO SALES II INC
PRESTIGE ECONOMY CARS INC
PRESTIGE MOTORS
PRESTIGE MOTORS OF VIERA
PRESTON AUTO OUTLET
PRICE RIGHT STERLING HEIGHTS
PRICED RIGHT AUTO, INC.
PRICED RIGHT CARS, INC
PRIDE AUTO SALES
PRIME MOTORS INC
PRIME MOTORS, INC.
PROCAR
PROFESSIONAL AUTO SALES
PT AUTO WHOLESALE
Q AUTOMOTIVE BRANDON FL LLC

QUALITY IMPORTS
QUALITY MOTORS
DEALER NAME QUALITY MOTORS LLC
QUALITY USED CARS LLC
R & B CAR COMPANY
R & Z AUTO SALES
R AND R MOTORS
R.K. CHEVROLET
RADER CAR CO INC
RAMOS AUTO LLC
RAMSEY MOTORS
RANDY MARION CHEVROLET OF
RANKL & RIES MOTORCARS, INC
RAY CHEVROLET
RAY LAETHEM BUICK GMC INC
RAY PEARMAN LINCOLN MERCURY
RAY SKILLMAN CHEVROLET
RAY SKILLMAN EASTSIDE
RAY SKILLMAN FORD INC.
RAY SKILLMAN NORTHEAST BUICK G
RAY SKILLMAN OLDSMOBILE AND
RAY SKILLMAN USED CAR
RAY SKILLMAN WESTSIDE
RAYMOND CHEVROLET KIA
RC AUTO CREDIT
RE BARBER FORD INC
REALITY AUTO SALES INC
REGAL PONTIAC, INC.
REGIONAL WHOLESALE
REID’S AUTO CONNECTION
REIDSVILLE NISSAN INC
REINEKE FORD LINCOLN MERCURY
RELIABLE TRUCK SALES
RENEWIT CAR CARE
REVOLUTION MOTORS LLC
RICART FORD USED
RICE AUTO SALES
RICH AUTO SALES LTD
RICHARD HUGES AUTO SALES
RICHARD KAY AUTOMOTIVE
RICK CASE CARS INC
RICK CASE MOTORS, INC.
RICK HENDRICK CHEVROLET
RICK HILL NISSAN INC

RICK MATTHEWS BUICK PONTIAC
RICKS AUTO SALES
DEALER NAME RIDE TIME, INC.
RIGHT HOUR AUTO SALES INC
RIGHTWAY AUTOMOTIVE CREDIT
RIGHTWAY AUTOMOTIVE CREDIT
RIO AUTO GROUP
RIOS MOTORS
RIVER CITY AUTO SALES INC
RIVERCHASE KIA
RIVERGATE TOYOTA
RIVERSIDE MOTORS, INC
RIVERVIEW AUTO & WATERCRAFT
RIVIERA AUTO SALES SOUTH, INC.
RJ’S AUTO SALES
RML HUNTSVILLE AL AUTOMOTIVE
ROAD MASTER AUTO SALES LLC
ROB CO AUTOMOTIVE LLC
ROB PARTELO’S WINNERS
ROBERT-ROBINSON CHEVROLET
ROBERTS COMPANY MOTOR MART LLC
ROCK ROAD AUTO PLAZA
ROGER WILLIAMS AUTO SALES
ROGER WILSON MOTORS INC
ROME MOTOR SALES
ROSE AUTOMOTIVE INC
ROSE CITY MOTORS
ROSE CITY MOTORS
ROSE CITY MOTORS
ROSE CITY MOTORS 2
ROSEDALE AUTO SALES INC
ROSEN HYUNDAI OF ALGONQUIN LLC
ROSEN MAZDA
ROSEN MAZDA OF LAKE VILLA
ROSEN NISSAN
ROSWELL MITSUBISHI
ROUEN CHRYSLER DODGE JEEP INC
ROUEN MOTORWORKS LTD
ROUTE 4 BUDGET AUTO
ROY O’BRIEN, INC
ROYAL AUTO SALES
ROYAL AUTOTEC INC
ROYAL FAMILY MOTORS INC
RP AUTOMOTIVE LLC

RPM AUTO SALES
RT 177 AUTO SALES INC
DEALER NAME RUSSELL AUTO SALES
S & M AUTO BROKERS INC
S ANDREWS AUTO SALES INC
S S & M AUTOMOTIVE
S S AUTO INC
SAM GALLOWAY FORD INC.
SANDOVAL BUICK GMC INC
SANDY’S AUTO SALES LLC
SANSING CHEVROLET, INC
SAPAUGH MOTORS INC
SAULS MOTOR COMPANY, INC.
SAVANNAH AUTO
SAVANNAH AUTOMOTIVE GROUP
SAVANNAH HYUNDAI
SAVANNAH SPORTS AND IMPORTS
SAVANNAH TOYOTA & SCION
SCANLON IMPORTS, INC.
SCHAFFER MOTOR SALES INC
SCHAUMBURG HYUNDAI
SCHIRRAS AUTO INC
SELECT AUTO
SELECT AUTO GROUP LLC
SELECT AUTO NETWORK LLC
SELECT AUTO SALES
SELECT MOTORS OF TAMPA INC.
SERRA AUTOMAX - DEACTIVATED
SEVERITY MOTORSPORTS INC
SHAD MITSUBISHI
SHAFER PREFERRED MOTORS INC
SHARP CARS OF INDY
SHAWNEE MOTORS GROUP
SHEEHAN PONTIAC
SHEEHY FORD INC
SHEEHY GLEN BURNIE INC.
SHELBYVILLE CHRYSLER PRODUCTS
SHERDAN ENTERPRISES LLC
SHERMAN DODGE
SHERWOOD OF SALISBURY INC
SHOALS UNIVERSITY KIA
SHOOK AUTO INC
SHORELINE AUTO CENTER INC
SHOW ME AUTO MALL INC

SHOWCASE AUTOS, INC
SHUTT ENTERPRISES INC
DEALER NAME SIESTACARS.COM LLC
SIGN & DRIVE AUTO SALES LLC
SIGN & DRIVE MOTORS LLC
SIGNATURE MOTORS USA LLC
SIMON SAYS ETC CORP
SIMPLE AUTO IMPORTS
SIMS BUICK GMC NISSAN
SINA AUTO SALES, INC.
SINCLAIR DAVE LINCOLN MERCURY
SMH AUTO
SMITH MOTORS LLC
SOMERSET MOTORS
SOURCE AUTOMOTIVE INC
SOUTH 71 AUTO SALES
SOUTH BEACH MOTOR CARS
SOUTH CHARLOTTE PREOWNED AUTO
SOUTH COUNTY AUTO PLAZA
SOUTH I-75 CHRYSLER DODGE JEEP
SOUTH MIAMI FIAT
SOUTH MOTORS HONDA
SOUTHEAST JEEP EAGLE
SOUTHERN CARS
SOUTHERN CARS
SOUTHERN CHEVROLET
SOUTHERN DODGE CHRY JP RAM @ N
SOUTHERN MOTOR COMPANY
SOUTHERN STAR AUTOMOTIVE
SOUTHERN STATES HYUNDAI
SOUTHERN TRUST AUTO GROUP
SOUTHERN TRUST AUTO SALES
SOUTHFIELD JEEP-EAGLE, INC.
SOUTHGATE FORD
SOUTHPORT MOTORS
SOUTHTOWN MOTORS
SOUTHWEST AUTO SALES
SPACE & ROCKET AUTO SALES
SPIRIT CHEVROLET-BUICK INC.
SPITZER DODGE
SPITZER KIA
SPITZER MOTOR CITY
SPORT MITSUBISHI
SPORTS AND IMPORTS, INC.

SPORTS CENTER IMPORTS INC
SRQ AUTO LLC
DEALER NAME STANFIELD AUTO SALES
STANFORD MOTOR VEHICLES LLC
STAN’S CAR SALES
STAR AUTOMOTIVE INC
STAR MOTORS
STARK AUTO GROUP
STARK AUTO SALES
STARMOUNT MOTORS LLC
STARRS CARS AND TRUCKS, INC
STATE AUT GROUP LLC
STATELINE CHRYSLER DODGE JEEP
STEARNS MOTORS OF NAPLES
STEELY LEASE SALES
STEPHEN A FINN AUTO BROKER
STERLING AUTO SALES
STEVE AUSTINS AUTO GROUP INC
STEVE RAYMAN CHEVROLET, LLC
STEWART AUTO GROUP OF
STEWART MOTORS
STIENER AUTOMOTIVE GROUP II
STL CAR CREDIT
STOKES BROWN TOYOTA SCION
STOKES BROWN TOYOTA SCION
STOKES HONDA CARS OF BEAUFORT
STOKES KIA
STOKES USED CAR CENTER
STONE MOUNTAIN NISSAN
STOUT SALES
STRICKLAND AUTOMOTIVE INC
STYKEMAIN CHEVROLET PONTIAC
SUBARU CONCORD
SUBARU OF DAYTON
SUBARU OF KENNESAW LLC
SUBARU OF MCDONOUGH, LLC
SUBARU OF WICHITA LLC
SUBURBAN AUTO SALES
SUBURBAN CHRYSLER JEEP DODGE
SUFFIELD MOTORS
SUMMIT AUTOPLEX LLC
SUMMIT PLACE KIA
SUMMIT PLACE KIA MT. CLEMENS
SUMMIT PRE-OWNED OF RALEIGH

SUMTER CARS & TRUCKS
SUN HONDA
DEALER NAME SUN TOYOTA
SUNNY FLORIDA MOTORS, INC.
SUNRAY AUTO SALES INC
SUNRISE AUTOMOTIVE
SUNRISE CHEVROLET
SUNSET MOTORS
SUNSHINE AUTO BROKERS INC
SUNSTATE FORD
SUNTRUP NISSAN VOLKSWAGEN
SUPER AUTO SALES
SUPER AUTOS MIAMI
SUPER DEAL AUTO SALES LLC
SUPERCARS OF CAROLINAS LLC
SUPERIOR ACURA
SUPERIOR CHEVROLET
SUPERIOR KIA
SUPERIOR PONTIAC BUICK GMC,INC
SUPREME CARRIAGE LLC
SUPREME MOTORS OF NASHVILLE
SUSAN SCHEIN CHRYSLER PLYMOUTH
SUSKI CHEVROLET BUICK INC
SUTHERLAND CHEVROLET INC
SUTHERLIN NISSAN OF FT. MYERS
SUZUKI OF NASHVILLE
SVG MOTORS LLC
SW PREMIER MOTOR GROUP INC
SWANNS RENTAL AND SALES INC
SWEENEY BUICK PONTIAC GMC
T & T MOTORS
TAMERON AUTOMOTIVE GROUP
TAMIAMI FORD, INC.
TAMPA AUTO SOURCE INC
TAMPA HONDA
TAMPABAYAUTOS.NET
TARGET AUTOMOTIVE
TAYLOR AUTO SALES INC.
TAYLOR MORGAN INC
TAYLOR’S AUTO SALES
TAZ AUTO UNLIMITED INC
TEAM AUTO INC
TEAM AUTOMOTIVE
TEAM NISSAN OF MARIETTA

TED CIANOS USED CAR CENTER
TENA AUTOMOTIVE LLC
DEALER NAME TENNESSEE AUTO SALES
TENNESSEE AUTOPLEX, LLC
TERRE HAUTE AUTO AND EQUIPMENT
TERRY CULLEN CHEVROLET
TERRY LABONTE CHEVROLET
TERRY LEE HONDA
THE 3445 CAR STORE, INC.
THE AUTO BROKER
THE AUTO GROUP LLC
THE AUTO LIVERY
THE AUTO PARK INC
THE AUTO STORE
THE AUTO STORE
THE AUTOBLOCK
THE BOULEVARD CAR LOT
THE CAR BARN
THE CAR CABANA OF
THE CAR CENTER
THE CAR COMPANY
THE CAR COMPANY SUZUKI
THE CAR CONNECTION, INC.
THE CAR EXCHANGE
THE CAR GUYS INC
THE CAR MAN LLC
THE CAR SHOPPE LLC
THE CAR STATION LLC
THE CAR STORE
THE LUXURY AUTOHAUS INC.
THE MINIVAN STORE
THE MONTGOMERY GROUP LLC
THE REPO STORE
THE RITE CAR
THE WHOLESALE OUTLET INC
THOMAS & SON INC.
THOMAS OF CAIRO, CHEV, PONT
THOMASVILLE TOYOTA
THORNTON CHEVROLET, INC
THORNTON ROAD HYUNDAI
THOROUGHBRED FORD INC
THRIFTY OF GRAND RAPIDS
TIDE AUTOS INC
TIFFIN FORD LINCOLN MERCURY

TILLMAN AUTO LLC
TIM FRENCH SUPER STORES, LLC
DEALER NAME TIM LALLY CHEVROLET, INC
TIM SHORT CHEVY BUICK GMC OF
TIM TOMLIN AUTOMOTIVE GROUP
TIME TO BUY LLC
TINCHER AUTO GROUP
TINPUSHER LLC
TKP AUTO SALES INC
TNT AUTO SALES INC
TOM EDWARDS, INC
TOM GILL CHEVROLET
TOM HOLZER FORD
TOM STENHOUWER AUTO SALES INC
TOM WOOD FORD
TOMLINSON MOTOR COMPANY OF
TONY ON WHEELS INC
TOP CHOICE AUTO
TOP GUN AUTO SALES LLC
TOP HAT IMPORTS LLC
TOP NOTCH AUTO BROKERS INC
TOPLINE CARS CORP
TOTAL CYCLE CARE INC
TOURBILLION AUTO GROUP LLC
TOWN & COUNTRY AUTO & TRUCK
TOWN & COUNTRY AUTO SALES, LLC
TOWN & COUNTRY FORD, INC.
TOWN & COUNTRY FORD, INC.
TOWN & COUNTRY MOTORS II
TOWNE EAST AUTO
TOWNSEND IMPORTS
TOWNSEND MOTORS, INC
TOYOTA OF CINCINNATI
TOYOTA OF GASTONIA
TOYOTA OF GREENVILLE, INC
TOYOTA OF HOLLYWOOD
TOYOTA OF LAKEWOOD
TOYOTA OF LOUISVILLE, INC.
TOYOTA OF MCDONOUGH
TOYOTA OF MUNCIE
TOYOTA OF TAMPA BAY
TOYOTA ON NICHOLASVILLE
TOYOTA WEST/SCION WEST
TRAVERS AUTOMOTIVE INC

TRI STATE USED AUTO SALES
TRIAD AUTOPLEX
DEALER NAME TRI-CITY AUTO MART
TRI-COUNTY MOTORS
TRINITY AUTOMOTIVE
TRIPLE C AUTO INC
TRIPLE D MOTORS LLC
TROPICAL AUTO OUTLET
TROPICAL AUTO SALES
TROY FORD INC
TRUCK TOWN INC
TRUSSVILLE WHOLESALE AUTOS
TRUST US AUTO SALES LLC
TRYON AUTO MALL
TWIN CITY CARS INC
TWISTED METAL MOTORS LLC
TYLER AUTOMOTIVE GROUP INC
U.S. AUTO GROUP, INC.
U-DRIVE AUTO LLC
ULTIMATE AUTO DEALS INC
ULTIMATE IMAGE AUTO, INC
UNITED AUTO SALES
UNITED LUXURY MOTORS LLC
UNITED VEHICLE SALES
UNIVERSAL AUTO PLAZA
UNIVERSAL AUTO PLAZA LLC
UNIVERSITY FORD NORTH
UNIVERSITY HYUNDAI OF DECATUR
UNIVERSITY KIA
UNLIMITED AUTO GROUP INC
UNLIMITED AUTOMOTIVE
UNLIMITED MOTORS
UNLIMITED MOTORS
UNLIMITED MOTORS
UPPER MARLBORO FORD LLC
UPSTATE LIL BOYZ TOYZ LLC
US 1 CHRYSLER DODGE JEEP
USA AUTO & LENDING INC
USA AUTO & TRUCK
USA CHOPPERS
USA MOTORCARS
USED CAR FACTORY INC
USED CAR SUPERMARKET
USED CARS FORSALE LLC

V & S AUTO SALES LLC
V & V AUTO CENTER INC
DEALER NAME VA CARS INC
VADEN NISSAN, INC.
VAN PAEMEL SALES
VANN YORK BARGAIN CARS LLC
VANN YORK PONTIAC BUICK GMC
VANN YORK PONTIAC, INC.
VANN YORK TOYOTA, INC
VANTAGE MOTORS LLC
VARSITY LINCOLN MERCURY
VEHICLES 4 SALES, INC.
VELOCITY MOTORS INC
VERACITY MOTOR COMPANY LLC
VESTAVIA HILLS AUTOMOTIVE
VIC BAILEY HONDA, INC.
VICKERS AUTOMOTIVE INC
VICTORIA MOTORS, LLC
VICTORY AUTO EXPRESS INC
VICTORY AUTO INC
VICTORY CHEVROLET BUICK
VICTORY CHEVROLET LLC
VICTORY HONDA OF MONROE
VICTORY MOTOR SALES INC
VIDAH MOTORSPORTS
VILLAGE AUTOMOTIVE
VIN DEVERS, INC
VINCE WHIBBS PONTIAC-GMC
VININGS ENTERPRISES INC
VINUP MOTORS
VIP AUTO ENTERPRISES INC
VIP AUTO GROUP, INC.
VIP ONE IMPORTS INC
VIRGINA MOTOR CO.
VIRGINIA DIRECT AUTO INC
VOGUE MOTOR CO INC
VOLUSIA AUTO SALES
VOLVO OF FT. MYERS
VULCAN MOTORS LLC
W & S AUTO CENTER INC
WABASH AUTO CARE INC
WADE FORD INC
WAGNER SUBARU
WALDEN AUTOMOTIVE ENTERPRISES

WALDROP MOTORS INC
WALKER FORD CO., INC.
DEALER NAME WALT SWEENEY FORD, INC
WALTERBORO MOTOR SALES
WALTERS AUTO SALES AND RENTALS
WALT’S LIVE OAK FORD
WANTED WHEELS INC
WASHINGTON BLVD MOTORS
WAYNE AKERS FORD INC.
WAYNESVILLE AUTO MART
WEB AUTO BROKERS
WEBBER AUTOMOTIVE LLC
WEBER CHEVROLET CO
WEINE AUTO SALES EAST
WEINLE AUTO SALES
WEST BROTHERS FORD INC
WEST CLAY MOTOR COMPANY LLC
WEST HIGH AUTO LLC
WEST KENDALL TOYOTA
WEST MAIN MOTORS
WEST SIDE TOYOTA
WHEELS & DEALS AUTO SALES
WHEELS & DEALS AUTO SALES OF
WHEELS AUTO SALES
WHITE FORD CO., INC.
WHITEWATER MOTOR COMPANY INC
WHOLESALE AUTO BROKERS INC
WHOLESALE, INC
WILDCAT AUTO SALES
WILDWOOD MOTORS
WILLETT HONDA SOUTH
WILLS MOTOR SALES
WINDSOR AUTO SALES
WINTER PARK AUTO EXCHANGE INC
WINTER PARK AUTO MALL CORP
WMD MOTORS INC
WONDERGEM, INC
WOODBRIDGE MOTORS, INC.
WOODY ANDERSON FORD
WOODY SANDER FORD, INC.
WORLD AUTO NETWORK INC
WORLD AUTO, INC.
WORLD CAR CENTER & FINANCING
WORLDWIDE MOTORS LLC

WORLEY AUTO SALES
WOW CAR COMPANY
DEALER NAME WRIGHT’S AUTO SALES
WYRICK AUTO SALES
XCITING AUTO SALES LLC
XL1 MOTORSPORTS, INC
XTREME MOTORS INC
YARK AUTOMOTIVE GROUP, INC
YERTON LEASING & AUTO SALES
YES AUTO SALES INC
YESHUA AUTO SALES LLC
YOU SELECT AUTO SALES LLC
YOUR DEAL AUTOMOTIVE
YOUR KAR CO INC
ZEIGLER CHEVROLET LLC
ZOMBIE JOHNS KILLER DEALS LLC